SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ________________________________


                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ________________________________


                                 Date of Report

                                  July 22, 1997
                                  -------------
                        (Date of earliest event reported)



                           BankAtlantic Bancorp, Inc.
                           --------------------------
             (Exact name of registrant as specified in its Charter)



            Florida                    34-027228              65-0507804
-------------------------------       ------------         ------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

  1750 East Sunrise Boulevard
     Ft. Lauderdale, Florida                                    33304
-------------------------------                            ----------------
(Address of principal executive                               (Zip Code)
offices)

                                 (954) 760-5000
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

                              ITEM 5. OTHER EVENTS


     On July 22, 1997 BankAtlantic Bancorp, Inc. (the "Company") announced that the Company's Class A common stock, currently traded under the symbol BANCA on the Nasdaq National Market, will begin trading on the New York Stock Exchange ("NYSE") on Wednesday, August 20, 1997 under the symbol BBX. Until the close of trading on Tuesday, August 19, 1997, the Company's Class A common shares will continue trading on the Nasdaq National Market under the symbol BANCA.

     The Company's Class B common stock will not be affected by the change, and will remain listed on the Nasdaq National Market and continue trading under its existing symbol BANC.

     On July 22, 1997, the Board of Directors declared a common stock split effected in the form of a 25% stock dividend, payable in Class A common stock to the Company's Class A and Class B common shareholders of record on August 1, 1997, payable on August 18, 1997. The stock dividend is payable in Class A common stock regardless of the class of shares held.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BankAtlantic Bancorp, Inc.




July 24, 1997                        By:  /s/Jasper R. Eanes
                                         -------------------------
                                             Jasper R. Eanes
                                          Chief Financial Officer